UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2015

Birner Dental Management Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-23367 (Commission File Number)	84-1307044 (IRS Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2015, Birner Dental Management Services, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors, the Company’s shareholders approved the Birner Dental Management Services, Inc. 2015 Equity Incentive Plan (the “2015 Plan”). The 2015 Plan provides for the issuance of up to 200,000 shares of the Company’s common stock. The 2015 Plan replaces the Company’s 2005 Equity Incentive Plan, which expired in March 2015.

Awards under the 2015 Plan may be granted to employees, officers, directors and consultants of the Company and the Company’s affiliates and managed dental practices. Awards under the 2015 Plan may be granted in the form of stock options, stock appreciation rights, restricted stock, stock units and other stock-based awards. The 2015 Plan will be administered by a committee of two or more outside directors from the Company’s Board of Directors. Any shares of Common Stock subject to an award under the 2015 Plan that expires, is forfeited or terminated, or is settled or paid in cash will, to the extent of such expiration, forfeiture, termination or settlement, automatically become available for future awards under the 2015 Plan.

A more detailed summary of the terms of the 2015 Plan is set forth in the Company’s Amendment No. 1 to Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (“SEC”) on May 7, 2015. The above description of the 2015 Plan is qualified in its entirety by reference to the full text of the 2015 Plan, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2015, the Company held its Annual Meeting.  The final voting results on each proposal presented at the Annual Meeting are as follows:

1.	Election of two Class III directors to each serve for a three-year term until the 2018 Annual Meeting of Shareholders:

Nominee	For	Withheld	Broker Non-Votes
Frederic W.J. Birner	805,493	161,271	0
Dennis N. Genty	907,765	58,999	0

2.	Approval of the Birner Dental Management Services, Inc. 2015 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
898,322	34,080	34,362	0

Each proposal was approved by the Company’s shareholders by the required vote.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Birner Dental Management Services, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Amendment No. 1 to Definitive Proxy Statement on Schedule 14A filed with the SEC on May 7, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birner Dental Management Services, Inc.

Date:	June 11, 2015	By: /s/ Dennis N. Genty Dennis N. Genty Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Birner Dental Management Services, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Amendment No. 1 to Definitive Proxy Statement on Schedule 14A filed with the SEC on May 7, 2015)